                                                                   Exhibit D-4.2

                                                                       7590-01-P

                            UNITED STATES OF AMERICA

                         NUCLEAR REGULATORY COMMISSION
                         -----------------------------

In the Matter of                                )
                                                )
COMMONWEALTH EDISON COMPANY                     )     Docket Nos. 50-295,
                                                )                 50-304
(Zion Nuclear Power Station, Units 1 and 2)     )

                      ORDER APPROVING TRANSFER OF LICENSES
                           AND CONFORMING AMENDMENTS

                                      I.

     Commonwealth Edison Company (ComEd, the licensee) is the holder of Facility Operating Licenses Nos. DPR-39 and DPR-48 for the Zion Nuclear Power Station, Units 1 and 2 (the facility). The facility was shut down permanently in February 1997. ComEd certified the permanent shutdown on February 13, 1998, and certified that all fuel had been removed from the reactor vessels on March 9,1998. In accordance with 10 CFR 50.82(a)(2), the facility operating licenses no longer authorize ComEd to operate the reactors or to load fuel in the reactor vessels. The facility is located at the licensee's site in Lake County, Illinois.

                                      II.

     Under cover of a letter dated December 20, 1999, ComEd submitted an application requesting approval of the proposed transfer of the facility operating licenses to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company), to be formed in connection with the proposed merger of Unicom Corporation (Unicom), the parent of ComEd, and PECO Energy Company
(PECO). ComEd also requested approval of conforming amendments to reflect the transfer. Supplemental information was provided by submittals dated January 14, March 10, March 23, March 29, and June 16, 2000. Hereinafter, the December 20,

1999, application and supplemental information will be referred to collectively as the "application." The conforming amendments would remove ComEd from the facility operating licenses, add Exelon Generation Company in references to the licensee, and make miscellaneous changes that accurately reflect the transfer of the licenses to Exelon Generation Company. After completion of the proposed transfer, Exelon Generation Company will be the sole owner of Zion, Units 1 and 2.

     By a separate application dated December 20, 1999, PECO requested approval of the transfer of the facility operating licenses that it holds to Exelon Generation Company. That application will be addressed separately.

     Approval of the transfer of the facility operating licenses and conforming license amendments was requested by ComEd pursuant to 10 CFR 50.80 and 10 CFR
50.90. Notice of the applications for approval and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12586). The Commission received no comments or requests for hearing pursuant to such notice.

     Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by ComEd, and other information before the Commission, and relying upon the representations and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses, and that the transfer of the licenses to Exelon Generation Company is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the

Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter I; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulations of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulations; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health and safety of the public; and the issuance of the proposed amendments will be in accordance with 10 CFR Part 51 of the Commission's regulations and all applicable requirements have been satisfied.

     The findings set forth above are supported by a safety evaluation dated August 3, 2000.

                                     III.

     Accordingly, pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC (S)(S)2201(b), 2201(i), 2201(o), and
2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its proposed direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's books of account.

(2) ComEd shall transfer to Exelon Generation Company the decommissioning trust funds for Zion, Units 1 and 2, in the following minimum amounts, when Zion, Units 1 and 2, are transferred to Exelon Generation Company:

     Zion, Unit 1  $212,081,612
     Zion, Unit 2  $222,708,468

(3) The Decommissioning trust agreements for Zion, Units 1 and 2, at the time the transfer of the units to Exelon Generation Company is effected and, thereafter, are subject to the following:

     (a) The decommissioning trust agreements must be in a form acceptable to the NRC.

     (b) With respect to the decommissioning trust funds, investments in the securities or other obligations of Exelon Corporation or affiliates thereof or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

     (c) The decommissioning trust agreements for Zion, Units 1 and 2, must provide that no disbursements or payments from the trusts shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Reactor Regulation 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trusts shall be made if the trustee receives prior written notice of objection from the NRC.

     (d) The decommissioning trust agreements must provide that the agreements can not be amended in any material respect without 30 days prior written notification to the Director of the Office of Nuclear Reactor Regulation.

     (e) The appropriate section of the decommissioning trusts agreement shall state that the trustee, investment advisor, or anyone else directing the investments made in the trusts shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of the Zion, Units 1 and 2, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of Zion, Units 1 and 2, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation, satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of Zion, Units 1 and 2, ComEd shall inform the Director of the Office of Nuclear Reactor Regulation, in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31, 2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended.

(7) Approval of the transfer of the licenses for Zion, Units 1 and 2, is conditioned upon all of the PECO and ComEd nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

     IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), license amendments that make changes, as indicated in Enclosure 12 to the cover letter forwarding this Order, to conform the licenses to reflect the subject license transfers are approved. The amendments shall be issued and made effective at the time the proposed license transfers are completed.

     This Order is effective upon issuance.

     For further details with respect to this Order, see the initial application dated December 20(1999, and supplemental submittals dated January 14, March 10, March 23, March 29, and June 16, 2000, and the safety evaluation dated August 3, 2000 which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC, and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site (http:\\www.nrc.gov).

     Dated at Rockville, Maryland this 3rd day of August 2000.

                         FOR THE NUCLEAR REGULATORY COMMISSION



                         Samuel J. Collins, Director
                         Office of Nuclear Reactor Regulation

                                                                   Exhibit D-4.2

                                                                       7590-01-P

                            UNITED STATES OF AMERICA
                            ------------------------

                         NUCLEAR REGULATORY COMMISSION
                         -----------------------------

In the Matter of                              )
                                              )
COMMONWEALTH EDISON COMPANY                   )     Docket Nos. 50-373
                                              )                 50-374
(LaSalle County Station, Units 1 and 2)       )

                      ORDER APPROVING TRANSFER OF LICENSES
                           AND CONFORMING AMENDMENTS

                                      I.

     Commonwealth Edison Company (ComEd, the licensee) is the holder of Facility Operating Licenses Nos. NPF-11 and NPF-18, which authorize the possession, use, and operation of the LaSalle County Station, Units 1 and 2 (the facility). The facility is located at the licensee's site in LaSalle County, Illinois.

                                      II.

     Under cover of a letter dated December 20, 1999, ComEd submitted an application requesting approval of the proposed transfer of the facility operating licenses to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company), to be formed in connection with the proposed merger of Unicom Corporation (Unicom), the parent of ComEd, and PECO Energy Company
(PECO). ComEd also requested approval of conforming license amendments to reflect the transfer. Supplemental information was provided by submittals dated January 14, March 10, March 23, March 29, and June 16, 2000. Hereinafter, the December 20, 1999, application and supplemental information will be referred to collectively as the "application." The conforming amendments would remove ComEd from the facility operating licenses, add Exelon Generation Company in references to the licensee, and make several miscellaneous administrative changes that accurately reflect the transfer of the licenses to Exelon Generation Company. After completion of the proposed transfer, Exelon Generation Company will be the sole owner and operator of LaSalle, Units 1 and 2.

     By a separate application dated December 20, 1999, PECO requested approval of the transfer of the facility operating licenses that it holds to Exelon Generation Company. That application is being addressed separately.

     Approval of the transfer of the facility operating licenses and conforming license amendments was requested by ComEd pursuant to 10 CFR 50.80 and 10 CFR
50.90. Notice of the applications for approval and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12585). The Commission received no comments or requests for hearing pursuant to such notice.

     Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by ComEd, and other information before the Commission, and relying upon the representations and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses, and that the transfer of the licenses to Exelon Generation Company is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter I; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulations of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulations; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health and safety of the public; and the issuance of the proposed amendments will be in accordance with 10 CFR Part 51 of the Commission's regulations and all applicable requirements have been satisfied.

     The findings set forth above are supported by a safety evaluation dated August 3, 2000.

                                     III.

     Accordingly, pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC (S)(S) 2201(b), 2201(i), 2201(o), and
2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its proposed direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's books of account.

(2) ComEd shall transfer to Exelon Generation Company the decommissioning trust funds for LaSalle, Units 1 and 2, in the following minimum amounts, when LaSalle, Units 1 and 2, are transferred to Exelon Generation Company:

     LaSalle, Unit 1  $226,262,522
     LaSalle, Unit 2  $221,885,059

(3) The decommissioning trust agreements for LaSalle, Units 1 and 2, at the time the transfer of the units to Exelon Generation Company is effected and, thereafter, are subject to the following:

     (a) The decommissioning trust agreements must be in a form acceptable to the NRC.

     (b) With respect to the decommissioning trust funds, investments in the securities or other obligations of Exelon Corporation or affiliates thereof, or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

     (c) The decommissioning trust agreements for LaSalle, Units 1 and 2, must provide that no disbursements or payments from the trust shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Reactor Regulation 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trusts shall be made if the trustee receives prior written notice of objection from the NRC.

     (d) The decommissioning trust agreements must provide that the agreements can not be amended in any material respect without 30 days prior written notification to the Director of the Office of Nuclear Reactor Regulation.

     (e) The appropriate section of the decommissioning trust agreements shall state that the trustee, investment advisor, or anyone else directing the investments made in the trusts shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of the LaSalle, Units 1 and 2, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of LaSalle, Units 1 and 2, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation, satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of LaSalle, Units 1 and 2, ComEd shall inform the Director of the Office of Nuclear Reactor Regulation, in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31, 2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended.

(7) Approval of the transfer of the licenses for LaSalle, Units 1 and 2, is conditioned upon all of the PECO and ComEd nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

     IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), license amendments that make changes, as indicated in Enclosure 10 to the cover letter forwarding this Order, to conform the licenses to reflect the subject license transfers are approved. The amendments shall be issued and made effective at the time the proposed license transfers are completed.

     This Order is effective upon issuance.

     For further details with respect to this Order, see the initial application dated December 20, 1999, and supplemental submittals dated January 14, March 10, March 23, March 29, and June 16, 2000, and the safety evaluation dated August 3, 2000, which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC, and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site (http:\\www.nrc.gov).

     Dated at Rockville, Maryland this 3rd day of August 2000.

                         FOR THE NUCLEAR REGULATORY COMMISSION



                         Samuel J. Collins, Director
                         Office of Nuclear Reactor Regulation

                                                                   Exhibit D-4.2

                                                                       7590-01-P

                            UNITED STATES OF AMERICA
                            ------------------------

                         NUCLEAR REGULATORY COMMISSION
                         -----------------------------

In the Matter of                        )
                                        )
COMMONWEALTH EDISON COMPANY             )     Docket Nos. 50-254,
                                        )                 50-265
(Quad Cities Nuclear Power Station,     )
Units 1 and 2)                          )


                      ORDER APPROVING TRANSFER OF LICENSES
                           AND CONFORMING AMENDMENTS

                                      I.

     Commonwealth Edison Company (ComEd, the licensee) owns 75 percent of the Quad Cities Nuclear Power Station, Units 1 and 2 (the facility) and is the licensed operator of both stations. MidAmerican Energy Company (MidAmerican) owns the remaining interest. Facility Operating Licenses Nos. DPR-29 and DPR-30 authorize ComEd, acting for itself and as agent for MidAmerican to possess, use, and operate the facility. The facility is located at ComEd's site in Rock Island County, Illinois.

                                      II.

     Under cover of a letter dated December 20, 1999, ComEd submitted an application requesting approval of the proposed transfer of the facility operating licenses to the extent held by ComEd, to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company), to be formed in connection with the proposed merger of Unicom Corporation (Unicom), the parent of ComEd, and PECO Energy Company (PECO) Exelon Generation Company would become exclusively responsible for the operation and maintenance of the facility. Exelon Generation Company and MidAmerican would be responsible for the decommissioning costs of the facility in accordance with their respective ownership percentages, with Exelon Generation Company being responsible for the eventual performance of decommissioning activities. The proposed transfer does not involve any change with respect to the non-operating ownership interest held by MidAmerican. ComEd also requested approval of conforming amendments to reflect the transfer. Supplemental information was provided by submittals dated January 14, March 10, March 23, March 29, and June 16, 2000. Hereinafter, the December 20, 1999, application and supplemental information will be referred to collectively as the "application." The conforming amendments would remove ComEd from the facility operating licenses, add Exelon Generation Company in references to the licensee, and make miscellaneous administrative changes that accurately reflect the transfer of the licenses as held by ComEd.

     By a separate application dated December 20, 1999, PECO requested approval of the transfer of the facility operating licenses that it holds to Exelon Generation Company. That application is being addressed separately.

     Approval of the transfer of the facility operating licenses and conforming license amendments was requested by ComEd pursuant to 10 CFR 50.80 and 10 CFR
50.90. Notice of the applications for approval and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12581). The Commission received no comments or requests for hearing pursuant to such notice.

     Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by ComEd, and other information before the Commission, and relying upon the representations and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses to the extent now held by ComEd, and that the transfer of the licenses to Exelon Generation Company as proposed in the application is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter I; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulations of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulations; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health and safety of the public; and the issuance of the proposed amendments will be in accordance with 10 CFR Part 51 of the Commission's regulations and all applicable requirements have been satisfied.

     The findings set forth above are supported by a safety evaluation dated August 3, 2000.

                                     III.

     Accordingly, pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC (S)(S)2201(b), 2201(i), 2201(o), and
2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its proposed direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's books of account.

(2) ComEd shall transfer to Exelon Generation Company the decommissioning trust funds for Quad Cities, Units 1 and 2, in the following minimum amounts, when Quad Cities, Units 1 and 2, are transferred to Exelon Generation
     Company:

     Quad Cities, Unit 1  $192,149,504
     Quad Cities, Unit 2  $193,209,439

(3) The decommissioning trust agreements for Quad Cities, Units 1 and 2, at the time the transfer of the units to Exelon Generation Company is effected and, thereafter, are subject to the following:

     (a) The decommissioning trust agreements must be in a form acceptable to the NRC.

     (b) With respect to the decommissioning trust funds, investments in the securities or other obligations of Exelon Corporation or affiliates thereof, or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

     (c) The decommissioning trust agreements for Quad Cities, Units 1 and 2, must provide that no disbursements or payments from the trusts shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Reactor Regulation 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trusts shall be made if the trustee receives prior written notice of objection from the NRC.

     (d) The decommissioning trust agreements must provide that the agreements can not be amended in any material respect without 30 days prior written notification to the Director of the Office of Nuclear Reactor Regulation.

     (e) The appropriate section of the decommissioning trust agreements shall state that the trustee, investment advisor, or anyone else directing the investments made in the trust shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of the Quad Cities, Units 1 and 2, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of the 75 percent interest in Quad Cities, Units 1 and 2, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of the 75 percent interest in Quad Cities, Units 1 and 2, ComEd shall inform the Director of the Office of Nuclear Reactor Regulation, in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31, 2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended.

(7) Approval of the transfer of the licenses for Quad Cities, Units 1 and 2, is conditioned upon all of the PECO and ComEd nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

     IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), license amendments that make changes, as indicated in Enclosure 11 to the cover letter forwarding this Order, to conform the licenses to reflect the subject license transfers are approved. The amendments shall be issued and made effective at the time the proposed license transfers are completed.

     This Order is effective upon issuance.

     For further details with respect to this Order, see the initial application dated December 20, 1999, and supplemental submittals dated January 14, March 10, March 23, March 29, and June 16, 2000, and the safety evaluation dated August 3, 2000, which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC; and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site (http:\\www.nrc.gov).

     Dated at Rockville, Maryland this 3rd day of August 2000.

                         FOR THE NUCLEAR REGULATORY COMMISSION



                         Samuel J. Collins, Director
                         Office of Nuclear Reactor Regulation

                                                                   Exhibit D-4.2

                                                                       7590-01-P

                            UNITED STATES OF AMERICA
                            ------------------------

                         NUCLEAR REGULATORY COMMISSION
                         -----------------------------

In the Matter of                     )
                                     )
COMMONWEALTH EDISON COMPANY          )    Docket Nos. 50-10
                                     )                50-237,
(Dresden Nuclear Power Station,      )                50-249
Units 1, 2, and 3)                   )


                      ORDER APPROVING TRANSFER OF LICENSES
                           AND CONFORMING AMENDMENTS

                                      I.

     Commonwealth Edison Company (ComEd, the licensee) is the holder of Facility Operating License No. DPR-2, which authorizes possession and maintenance but not operation of Dresden Nuclear Power Station, Unit 1, and Facility Operating Licenses Nos. DPR-19 and DPR-25, which authorize the possession, use, and operation of the Dresden Nuclear Power Station, Units 2 and 3. The facility (Dresden, Units 1, 2, and 3) is located at the licensee's site in Grundy County, Illinois.

                                      II.

     Under cover of a letter dated December 20, 1999, ComEd submitted an application requesting approval of the proposed transfer of the facility operating licenses to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company or EGC), to be formed in connection with the proposed merger of Unicom Corporation (Unicom), the parent of ComEd, and PECO Energy Company (PECO). ComEd also requested approval of conforming amendments to reflect the transfer. Supplemental information was provided by submittals dated January 14, March 10, March 23, March 29, and June 16, 2000. Hereinafter, the December 20,

1999, application and supplemental information will be referred to collectively as the "application." The conforming amendments would remove ComEd from the facility operating licenses, add Exelon Generation Company in references to the licensee, and make additional administrative changes that accurately reflect the transfer of the licenses to Exelon Generation Company. After completion of the proposed transfer, Exelon Generation Company will be the sole owner of Dresden, Units 1, 2, and 3, and the sole operator of Dresden, Units 2 and 3.

     By a separate application dated December 20, 1999, PECO requested approval of the transfer of the facility operating licenses that it holds to Exelon Generation Company. That application is being addressed separately.

     Approval of the transfer of the facility operating licenses and conforming license amendments was requested by ComEd pursuant to 10 CFR 50.80 and 10 CFR
50.90. Notice of the request for approval and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12582). The Commission received no comments or requests for hearing pursuant to such notice.

     Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by ComEd, and other information before the Commission, and relying upon the representations and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses, and that the transfer of the licenses to Exelon Generation Company is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the

Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter I; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulations of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulations; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health and safety of the public; and the issuance of the proposed amendments will be in accordance with 10 CFR Part 51 of the Commission's regulations and all applicable requirements have been satisfied.

     The findings set forth above are supported by a safety evaluation dated August 3, 2000.

                                     III.

     Accordingly, pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC (S)(S) 2201(b), 2201(i), 2201(o), and
2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its proposed direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's books of account.

(2) ComEd shall transfer to Exelon Generation Company the decommissioning trust funds for Dresden, Units 1, 2, and 3, in the following minimum amounts, when Dresden, Units 1, 2, and 3, are transferred to Exelon Generation
     Company:

     Dresden, Unit 1    $ 92,836,082
     Dresden, Unit 2    $288,233,336
     Dresden, Unit 3    $262,231,719

(3) The decommissioning trust agreements for Dresden, Units 1, 2 and 3, at the time the transfer of the units to Exelon Generation Company is effected and, thereafter, are subject to the following:

     (a) The decommissioning trust agreements must be in a form acceptable to the NRC.

     (b) With respect to the decommissioning trust funds, investments in the securities or other obligations of Exelon Corporation or affiliates thereof, or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

     (c) The decommissioning trust agreements for Dresden, Units 1, 2, and 3, must provide that no disbursements or payments from the trusts shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Reactor Regulation 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trust shall be made if the trustee receives prior written notice of objection from the NRC.

     (d) The decommissioning trust agreements must provide that the agreement can not be amended in any material respect without 30 days prior written notification to the Director of the Office of Nuclear Reactor Regulation.

     (e) The appropriate section of the decommissioning trust agreements shall state that the trustee, investment advisor, or anyone else directing the investments made in the trust shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of the Dresden, Units 1, 2, and 3, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of Dresden, Units 1, 2, and 3, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of Dresden, Units 1, 2 and 3, ComEd shall inform the Director of the Office of Nuclear Reactor Regulation, in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31, 2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended.

(7) Approval of the transfer of the licenses for Dresden, Units 1, 2 and 3 is conditioned upon all of the PECO and ComEd nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

     IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), license amendments that make changes, as indicated in Enclosure 9 to the cover letter forwarding this Order, to conform the licenses to reflect the subject license transfers are approved. The amendments shall be issued and made effective at the time the proposed license transfers are completed.

     This Order is effective upon issuance.

     For further details with respect to this Order, see the initial application dated December 20, 1999, and supplemental submittals dated January 14, March 10, March 23, March 29, and June 16, 2000, and the safety evaluation dated August 3, 2000, which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC, and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site (http:\\www.nrc.gov).

     Dated at Rockville, Maryland this 3rd day of August 2000.

                         FOR THE NUCLEAR REGULATORY COMMISSION



                         Samuel J. Collins, Director
                         Office of Nuclear Reactor Regulation

                                                                   Exhibit D-4.2

                                                                       7590-01-P
                            UNITED STATES OF AMERICA
                            ------------------------

                         NUCLEAR REGULATORY COMMISSION
                         -----------------------------

In the Matter of                    )
                                    )
COMMONWEALTH EDISON COMPANY         )       Docket Nos. STN 50-454,
                                    )                   STN 50-455
(Byron Station, Units 1 and 2)      )


                      ORDER APPROVING TRANSFER OF LICENSES
                           AND CONFORMING AMENDMENTS


                                      I.

     Commonwealth Edison Company (ComEd, the licensee) is the holder of Facility Operating Licenses Nos. NPF-37 and NPF-66, which authorize the possession, use, and operation of the Byron Station, Units 1 and 2 (the facility). The facility is located at the licensee's site in Ogle County, Illinois.

                                      II.

     Under cover of a letter dated December 20, 1999, ComEd submitted an application requesting approval of the proposed transfer of the facility operating licenses to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company or EGC), to be formed in connection with the proposed merger of Unicom Corporation (Unicom), the parent of ComEd, and PECO Energy Company (PECO). ComEd also requested approval of conforming license amendments to reflect the transfer. Supplemental information was provided by submittals dated January 14, March 10, March 23, March 29, and June 16, 2000. Hereinafter, the December 20, 1999, application and supplemental information will be referred to collectively as the "application." The conforming amendments would remove ComEd from the facility operating licenses, add Exelon Generation Company in references to the licensee, and make several miscellaneous administrative changes that accurately reflect the transfer of the licenses to Exelon Generation Company. After completion of the proposed transfer, Exelon Generation Company will be the sole owner and operator of Byron, Units 1 and 2.

     By a separate application dated December 20, 1999, PECO requested approval of the transfer of the facility operating licenses that it holds to Exelon Generation Company. That application is being addressed separately.

     Approval of the transfer of the facility operating licenses and conforming license amendments was requested by ComEd pursuant to 10 CFR 50.80 and 10 CFR
50.90. Notice of the request for approval and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12583). The Commission received no comments or requests for hearing pursuant to such notice.

     Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by ComEd, and other information before the Commission, and relying upon the representations and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses, and that the transfer of the licenses to Exelon Generation Company is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter 1; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulations of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulations; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health and safety of the public; and the issuance of the proposed amendments will be in accordance with 10 CFR Part 51 of the Commission's regulations and all applicable requirements have been satisfied.

     The findings set forth above are supported by a safety evaluation dated August 3, 2000.

                                     III.

     Accordingly, pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC (S)(S)2201(b), 2201(i), 2201(o), and
2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its proposed direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's books of account.

(2) ComEd shall transfer to Exelon Generation Company the decommissioning trust funds for Byron, Units 1 and 2, in the following minimum amounts, when Byron, Units 1 and 2, are transferred to Exelon Generation Company:

     Byron, Unit 1  $169,659,917
     Byron, Unit 2  $156,560,489

(3) The decommissioning trust agreements for Byron, Units 1 and 2, at the time the transfer of the units to Exelon Generation Company is effected and, thereafter, are subject to the following:

     (a) The decommissioning trust agreements must be in a form acceptable to the NRC.

     (b) With respect to the decommissioning trust funds, investments in the securities or other obligations of Exelon Corporation or affiliates thereof, or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

     (c) The decommissioning trust agreements for Byron, Units 1 and 2, must provide that no disbursements or payments from the trusts shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Reactor Regulation 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trusts shall be made if the trustee receives prior written notice of objection from the NRC.

     (d) The decommissioning trust agreements must provide that the agreements can not be amended in any material respect without 30 days prior written notification to the Director of the Office of Nuclear Reactor Regulation.

     (e) The appropriate section of the decommissioning trust agreements shall state that the trustee, investment advisor, or anyone else directing the investments made in the trusts shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of the Byron, Units 1 and 2, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of Byron, Units 1 and 2, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of Byron, Units 1 and 2, ComEd shall inform the Director of the Office of Nuclear Reactor Regulation, in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31, 2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended

(7) Approval of the transfer of the licenses for Byron, Units 1 and 2 is conditioned upon all of the PECO and ComEd nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

     IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), license amendments that make changes, as indicated in Enclosure 8 to the cover letter forwarding this Order, to conform the licenses to reflect the subject license transfers are approved. The amendments shall be issued and made effective at the time the proposed license transfers are completed.

     This Order is effective upon issuance.

     For further details with respect to this Order, see the initial application dated December 20, 1999, and supplemental submittals dated January 14, March 10, March 23, March 29, and June 16, 2000, and the safety evaluation dated August 3, 2000, which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC, and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site (http:\\www.nrc.gov). Dated at Rockville, Maryland this 3rd day of August 2000.

                         FOR THE NUCLEAR REGULATORY COMMISSION


                              [signature]
                         Samuel J. Collins
                         Office of Nuclear Reactor Regulation

                                                                   Exhibit D-4.2

                                                                       7590-01-P


                           UNITED STATES OF AMERICA
                           ------------------------

                         NUCLEAR REGULATORY COMMISSION
                         -----------------------------

In the Matter of                        )
                                        )
COMMONWEALTH EDISON COMPANY             )     Docket Nos. STN 50-456,
                                        )                 STN 50-457
(Braidwood Station, Units 1 and 2)      )

                      ORDER APPROVING TRANSFER OF LICENSES
                           AND CONFORMING AMENDMENTS

                                      I.

     Commonwealth Edison Company (ComEd, the licensee) is the holder of Facility Operating Licenses Nos. NPF-72 and NPF-77, which authorize the possession, use, and operation of the Braidwood Station, Units 1 and 2 (the facility). The facility is located at the licensee's site in Will County, Illinois.

                                      II.

     Under cover of a letter dated December 20, 1999, ComEd submitted an application requesting approval of the proposed transfer of the facility operating licenses to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company or EGC) to be formed in connection with the proposed merger of Unicom Corporation (Unicom), the parent of ComEd, and PECO Energy Company (PECO). ComEd also requested approval of conforming License amendments to reflect the transfer. Supplemental information was provided by submittals dated January 14, March 10, March 23, March 29, and June 16, 2000. Hereinafter, the December 20 1999, application and supplemental information will be referred to collectively as the "application." The conforming amendments would remove ComEd from the facility operating licenses, add Exelon Generation Company in references to the licensee, and make several miscellaneous administrative changes that accurately reflect the transfer of the licenses to Exelon Generation Company. After completion of the proposed transfer, Exelon Generation Company will be the sole owner and operator of Braidwood, Units 1 and 2.

     By a separate application dated December 20, 1999, PECO requested approval of the transfer of the facility operating licenses that it holds to Exelon Generation Company. That application is being addressed separately.

     Approval of the transfer of the facility operating licenses and conforming license amendments was requested by ComEd pursuant to 10 CFR 50.80 and 10 CFR
50.90. Notice of the request for approval and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12584). The Commission received no comments or requests for hearing pursuant to such notice.

     Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by ComEd, and other information before the Commission, and relying upon the representations and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses, and that the transfer of the licenses to Exelon Generation Company is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter I; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulations of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulations; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health and safety of the public; and the issuance of the proposed amendments will be in accordance with 10 CFR Part 51 of the Commission's regulations and all applicable requirements have been satisfied.

     The findings set forth above are supported by a safety evaluation dated August 3 ,2000.

                                     III.

     Accordingly, pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC (S)(S) 2201(b), 2201(i), 2201(o), and
2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its proposed direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's books of account.

(2) ComEd shall transfer to Exelon Generation Company the decommissioning trust funds for Braidwood, Units 1 and 2, in the following minimum amounts, when Braidwood, Units 1 and 2, are transferred to Exelon Generation Company:

     Braidwood, Unit 1  $154,273,345
     Braidwood, Unit 2  $154,448,967

(3) The decommissioning trust agreements for Braidwood, Units 1 and 2. at the time the transfer of the units to Exelon Generation Company is effected and, thereafter, are subject to the following:

     (a) The decommissioning trust agreements must be in a form acceptable to the NRC.

     (b) With respect to the decommissioning trust funds, investments in the securities or other obligations of Exelon Corporation or affiliates thereof, or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

     (c) The decommissioning trust agreements for Braidwood, Units 1 and 2, must provide that no disbursements or payments from the trusts shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Reactor Regulation 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trusts shall be made if the trustee receives prior written notice of objection from the NRC.

     (d) The decommissioning trust agreements must provide that the agreements can not be amended in any material respect without 30 days prior written notification to the Director of the Office of Nuclear Reactor Regulation.

     (e) The appropriate section of the decommissioning trust agreements shall state that the trustee, investment advisor, or anyone else directing the investments made in the trusts shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of the Braidwood, Units 1 and 2, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of Braidwood, Units 1 and 2, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of Braidwood, Units 1 and 2, ComEd shall inform the Director of the Office of Nuclear Reactor Regulation, in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31, 2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended.

(7) Approval of the transfer of the licenses for Braidwood, Units 1 and 2, is conditioned upon all of the PECO and ComEd nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

     IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), license amendments that make changes, as indicated in Enclosure 7 to the cover letter forwarding this Order, to conform the licenses to reflect the subject license transfers are approved. The amendments shall be issued and made effective at the time the proposed license transfers are completed.

     This Order is effective upon issuance.

     For further details with respect to this Order, see the initial application dated December 20, 1999, and supplemental submittals dated January 14, March 10, March 23, March 29, and June 16, 2000, and the safety evaluation dated August 3, 2000, which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC, and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site (http:\\www.nrc.gov).

     Dated at Rockville, Maryland this 3rd day of August 2000.

                         FOR THE NUCLEAR REGULATORY COMMISSION



                         Samuel J. Collins, Director
                         Office of Nuclear Reactor Regulation

                                                                   Exhibit D-4.2

                            UNITED STATES OF AMERICA
                            ------------------------

                          NUCLEAR REGULATORY COMMISSION
                          -----------------------------


In the matter of                         )
                                         )
PECO ENERGY COMPANY                      )            Docket Nos.      50-352,
                                         )                             50-353
(Limerick Generating Station,            )
  Units 1 and 2)                         )

                      ORDER APPROVING TRANSFER OF LICENSES
                            AND CONFORMING AMENDMENTS


                                       I.

         PECO Energy Company (PECO, the licensee) Is the holder of Facility Operating Licenses Nos. NPF-39 and NPF-85, which authorize the possession, use, and operation of the Limerick Generating Station (Limerick), Units 1 and 2 (the facility). The facility is located at the licensee's site in Montgomery County, Pennsylvania.

                                       II.

         Under cover of a letter dated December 20, 1999, PECO submitted an application requesting approval of the proposed transfer at the facility operating licenses to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company) to be formed in connection with the proposed merger of Unicom Corporation (Unicom), the parent of Commonwealth Edison Company, and PECO. PECO also requested approval of conforming license amendments to reflect the transfer. Supplemental information was provided by submittals dated January 3, February 14, March 10, March 23, March 30, and June 15, 2000. Hereinafter, the December 20,1999, application and supplemental information will be referred to collectively as the "application." The conforming amendments would remove PECO from the facility operating licenses and would add Exelon Generation Company in its place. After completion of the proposed transfer, Exelon Generation Company will be the sole owner and operator of Limerick.

         By a separate application dated December 20, 1999, Commonwealth Edison requested approval of the transfer of the facility operating licenses that it holds to Exelon Generation Company. That application is being addressed separately.

         Approval of the transfer of the facility operating licenses and conforming license amendments was requested by PECO pursuant to 10 CFR 50.80 and 10 CFR 50.90. Notice of the request for approval and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12587). The Commission received no comments or requests for hearing pursuant to such notice.

         Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by PECO, and other information before the Commission, and relying upon the representation and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses, and that the transfer of the licenses to Exelon Generation Company is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter I; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulation of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulation; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health and safety of the public; and the issuance of the proposed amendments will be in accordance with 10 CFR
Part 51 of the Commission's regulations and all applicable requirements have been satisfied.

         The findings set forth above are supported by a safety evaluation dated August 3, 2000.

                                      III.

         Accordingly, pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC ss.ss.2201(b), 2201(i), 2201(o), and 2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide to the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's books of account.

(2) PECO shall transfer to Exelon Generation Company the decommissioning trust funds for Limerick, Units 1 and 2, in the following minimum amounts, when Limerick, Units 1 and 2, are transferred to Exelon Generation Company:

         Limerick, Unit 1              $94,127,446
         Limerick, Unit 2              $59,687,081

(3) The decommissioning trust agreements for Limerick, Units 1 and 2, at the time the transfer of the units to Exelon Generation Company is effected and thereafter, are subject to the following:

(a) The decommissioning trust agreements must be in a form acceptable to the NRC.

(b) With respect to the decommissioning trust funds, investments in the securities or other obligations of Exelon Corporation or affiliates thereof, or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

(c) The decommissioning trust agreements for Limerick, Units 1 and 2, must provide that no disbursements or payments from the trusts shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Reactor Regulation 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trusts shall be made if the trustee receives prior written notice of objection from the NRC.

(d) The decommissioning trust agreements must provide that the agreement can not be amended in any material respect without 30 days prior written notification to the Director of the Office of Nuclear Reactor Regulation.

(e) The appropriate section of the decommissioning trust agreements shall state that the trustee, investment advisor, or anyone else directing the investments made in the trust shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of Limerick, Units 1 and 2, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of Limerick, Units 1 and 2, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of Limerick, Units 1 and 2, PECO shall inform the Director of the Office of Nuclear Reactor Regulation in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31,2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended.

(7) Approval of the transfer of the licenses for Limerick, Units 1 and 2 is conditioned upon all at the PECO and Commonwealth Edison Company nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

         IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), a license amendment that makes changes, as indicated in Enclosure 5 to the cover letter forwarding this Order, to conform the licenses to reflect the subject license transfers is approved. The

                                                                   Exhibit D-4.2

amendments shall be issued and made effective at the time the proposed license transfers are completed.

         This Order is effective upon issuance.

         For further details with respect to this Order, see the initial application dated December 20, 1999, and supplemental submittals dated January 3, February 14, March 10, March 23, March 30, and June 15, 2000, and the safety evaluation dated August 3, 2000, which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC, and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site ((http://www.nrc.gov).

         Dated at Rockville, Maryland this 3rd day of August 2000.

                                    FOR THE NUCLEAR REGULATORY COMMISSION



                                    Samuel J. Collins, Director
                                    Office of Nuclear Reactor Regulation

                                                                   Exhibit D-4.2

                            UNITED STATES OF AMERICA
                            ------------------------

                          NUCLEAR REGULATORY COMMISSION
                          -----------------------------

In the matter of                       )
                                       )
PECO ENERGY COMPANY                    )            Docket Nos.      50-272,
                                       )                             50-311
(Salem Generating Station              )
  Units 1 and 2)                       )


                      ORDER APPROVING TRANSFER OF LICENSES
                            AND CONFORMING AMENDMENTS


                                       I.

         PECO Energy Company (PECO) owns 42.59 percent of Salem Generating Station, Units 1 and 2 (the facility) and in connection therewith is a co-holder of Facility Operating Licenses Nos. DPR-70 and DPR-75, which authorize possession, use, and operation of the facility. Public Service Gas and Electric Company (PSE&G) another co-owner of the facility, is the licensed operator. The facility is located at the licensee's site in Salem County, New Jersey.

                                      II.

         Under cover of a letter dated December 20, 1999, PECO submitted an application requesting approval of the transfer of the licenses for the facility, to the extent held by PECO, in connection with the proposed transfer of its ownership interest in Salem, Units 1 and 2, to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company), to be formed in connection with the proposed merger of Unicom Corporation (Unicom), parent of Commonwealth Edison Company (ComEd), and PECO. Supplemental information was provided by submittals dated January 3, February 14, March 10, March 23, March 30, and

June 15, 2000. Hereinafter, the December 20, 1999, application and supplemental information will be referred to collectively as the "application." Pursuant to 10 CFR 50.90, PSE&G submitted an application dated December 22, 1999, for conforming license amendments to reflect the proposed license transfer. This application was supplemented by the PECO submittal dated June 15, 2000. The conforming amendments would remove PECO from the facility operating licenses and would add Exelon Generation Company in its place. After completion of the proposed transfer, Exelon Generation Company will be the owner of PECO's 42.59 percent interest in Salem, Units 1 and 2. PSE&G will continue to be the sole operator of the facility.

         By a separate application dated December 20, 1999, ComEd requested approval of the transfer of the facility operating licenses that it holds to Exelon Generation Company. That application is being addressed separately.

         Approval of the transfer of the facility operating licenses was requested by PECO pursuant to 10 CFR 50.80. Notice of the request for approval and consideration of approval of the conforming amendments, and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12591). The Commission received no comments or requests for hearing pursuant to such notice.

         Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by PECO, and other information before the Commission, and relying upon the representation and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses to the extent proposed in the application, and that the transfer of the licenses to Exelon Generation Company is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter I; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulation of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulations; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health and safety of the public; and the issuance of the proposed amendments will be in accordance with 10 CFR Part 51 of the Commission's regulations and all applicable requirements hove been satisfied.

         The findings set forth above are supported by a safety evaluation dated August 3, 2000.

                                      III.

         Accordingly, Pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC ss.ss.2201(b), 2201(i), 2201(o), and 2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide to the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's book of accounts.

(2) PECO shall transfer to Exelon Generation Company the decommissioning trust funds for Salem, Units 1 and 2, in the following minimum amounts, when Salem, Units 1 and 2, are transferred to Exelon Generation
         Company:

                Salem, Unit 1 $53,780,652

                Salem, Unit 2 $45,059,302

(3) At the time the transfer of the units to Exelon Generation Company is effected and thereafter, the decommissioning trust agreements for Salem, Units 1 and 2 shall be subject to the following:

(a) The decommissioning trust agreements must be in a form acceptable to the NRC.

(b) With respect to the decommissioning trust funds, investment in the securities or other obligations of Exelon Corporation or affiliates thereof, or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

(c) The decommissioning trust agreements for Salem, Units 1 and 2, must provide that no disbursements or payments from the trust shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Reactor Regulation 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trusts shall be made if the trustee receives prior written notice of objection from the NRC.

(d) The decommissioning trust agreements must provide that the agreements cannot be amended in any material respect without 30 days prior written notification to the Director of the Office of Nuclear Reactor Regulation.

(e) The appropriate section of the decommissioning trust agreements shall state that the trustee, investment advisor, or anyone else directing the investments made in the trust shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of the Salem, Units 1 and 2, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of the subject ownership Interest in Salem, Units 1 and 2, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of its ownership interest in Salem, Units 1 and 2, PECO shall inform the Director of the Office of Nuclear Reactor Regulation in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31, 2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended.

(7) Approval of the transfer of the licenses for Salem, Units 1 and 2 is conditioned upon all of the PECO and Commonwealth Edison Company nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

         IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), a license amendment that makes changes, as indicated in Enclosure 6 to the letter forwarding this Order, to conform the licenses to reflect the subject license transfers is approved. The amendments shall be issued and made effective at the time the proposed license transfers are completed.

         This Order is effective upon issuance.

         For further details with respect to this Order, see the initial transfer application dated December 20, 1999, and amendment application dated December 22, 1999, and supplemental submittals dated January 3, February 14, March 10, March 23, March 30, and June 15, 2000, and safety evaluation dated August 3, 2000, which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC, and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site ((http//www.nrc.gov).

         Dated at Rockville, Maryland this 3rd day of August 2000.

                                         FOR THE NUCLEAR REGULATORY COMMISSION



                                         Samuel J. Collins, Director
                                         Office of Nuclear Reactor Regulation

                                                                   Exhibit D-4.2

                            UNITED STATES OF AMERICA
                            ------------------------

                          NUCLEAR REGULATORY COMMISSION
                          -----------------------------

In the matter of                        )
                                        )
PECO ENERGY COMPANY                     )            Docket Nos.      50-171,
                                        )                             50-277,
(Peach Bottom Atomic Power Station      )                             50-278
  Units 1, 2 and 3)                     )

                      ORDER APPROVING TRANSFER OF LICENSES
                            AND CONFORMING AMENDMENTS

                                       I.

         PECO Energy Company (PECO, the licensee) is the holder of Facility Operating License No. DPR-12, which authorizes possession and maintenance but not operation of Peach Bottom Atomic Power Station, Unit 1, and is a co-holder of Facility Operating Licenses Nos. DPR-44, and DPR-56, which authorize the possession, use, and operation of the Peach Bottom Atomic Power Station, Units 2 and 3. PECO is the licensed operator of Units 2 and 3. All three units (the facility) are located at the licensee's site in York County, Pennsylvania.

                                       II.

         Under cover of a letter dated December 20, 1999, PECO submitted an application requesting, inter alia, approval of the proposed transfer of the facility operating licenses to the extent now held by PECO to a new generating company, Exelon Generation Company, LLC (Exelon Generation Company), to be formed in connection with the proposed merger of Unicom Corporation (Unicom), the parent of Commonwealth Edison Company, and PECO. PECO also requested approval of conforming license amendments to reflect the transfer. Supplemental information was provided by submittals dated January 3, February 14, March 10, March 23,

March 30, and June 15, 2000. Hereinafter, the December 20, 1999, application and supplemental information will be referred to collectively as the "application." The conforming amendments would remove PECO from the facility operating licenses and would add Exelon Generation Company in its place. After completion of the proposed transfer, Exelon Generation Company will be the sole owner of, and be authorized to maintain Peach Bottom, Unit 1, will hold a 42.49 percent ownership interest in Peach Bottom, Units 2 and 3, and will be the sole operator of Peach Bottom, Units 2 and 3.

         By a separate application dated December 20, 1999, Commonwealth Edison requested approval of the transfer of the facility operating licensee that it holds to Exelon Generation Company. That application is being addressed separately.

         Approval of the transfer of the facility operating licenses and conforming license amendments was requested by PECO pursuant to 10 CFR 50.80 and 10 CFR 50.90. Notice of the request for approval and an opportunity for a hearing was published in the Federal Register on March 9, 2000 (65 FR 12588). The Commission received no comments or requests for hearing pursuant to such notice.

         Under 10 CFR 50.80, no license, or any right thereunder, shall be transferred, directly or indirectly, through transfer of control of the license, unless the Commission shall give its consent in writing. Upon review of the information in the application by PECO, and other information before the Commission, and relying upon the representation and agreements contained in the application, the NRC staff has determined that Exelon Generation Company is qualified to hold the licenses to the extent proposed in the applications, and that the transfer of the licenses to Exelon Generation Company is otherwise consistent with applicable provisions of law, regulations, and orders issued by the Commission, subject to the conditions set forth below. The NRC staff has further found that the application for the proposed license amendments complies with the standards and requirements of the Atomic Energy Act of 1954, as amended, and the Commission's rules and regulations set forth in 10 CFR Chapter I; the facility will operate in conformity with the application, the provisions of the Act and the rules and regulations of the Commission; there is reasonable assurance that the activities authorized by the proposed license amendments can be conducted without endangering the health and safety of the public and that such activities will be conducted in compliance with the Commission's regulation; the issuance of the proposed license amendments will not be inimical to the common defense and security or to the health arid safety of the public; and the Issuance of the proposed amendments will be in accordance with 10 CFR
Part 51 of the Commission's regulations and all applicable requirements have been satisfied.

         The findings set forth above are supported by a safety evaluation dated August 3, 2000.

                                      III.

         Accordingly, pursuant to Sections 161b, 161i, 161o, and 184 of the Atomic Energy Act of 1954, as amended, 42 USC ss.ss. 2201(b), 2201(i), 2201(o), and 2234; and 10 CFR 50.80, IT IS HEREBY ORDERED that the transfer of the licenses as described herein to Exelon Generation Company is approved, subject to the following conditions:

(1) Exelon Generation Company shall provide to the Director of the Office of Nuclear Material Safety and Safeguards and to the Director of the Office of Nuclear Reactor Regulation a copy of any application, at the time it is filed, to transfer (excluding grants of security interests or liens) from Exelon Generation Company to its direct or indirect parent, or to any other affiliated company, facilities for the production, transmission, or distribution of electric energy having a depreciated book value exceeding ten percent (10%) of Exelon Generation Company's consolidated net utility plant, as recorded on Exelon Generation Company's books of account.

(2) PECO shall transfer to Exelon Generation Company the decommissioning trust funds for Peach Bottom, Units 1, 2, and 3, in the following minimum amounts, when Peach Bottom, Units 1, 2, and 3, are transferred to Exelon Generation Company:

         Peach Bottom, Unit 1    $16,621,647
         Peach Bottom, Unit 2    $71,250,231
         Peach Bottom, Unit 3    $73,497,654

(3) The decommissioning trust agreements for Peach Bottom, Units 1, 2 and 3 at the time the transfer of the units to Exelon Generation Company is effected and thereafter, are subject to the following:

(a) The decommissioning trust agreements must be in a form acceptable to the NRC.

(b) With respect to the decommissioning trust funds, investments in the securities or other obligations of Exelon Corporation or affiliates thereof, or their successors or assigns are prohibited. Except for investments tied to market indexes or other non-nuclear sector mutual funds, investments in any entity owning one or more nuclear power plants are prohibited.

(c) The decommissioning trust agreements for Peach Bottom, Units 1, 2, and 3, must provide that no disbursements or payments from the trusts shall be made by the trustee unless the trustee has first given the Director of the Office of Nuclear Material Safety and Safeguards in the case of Peach Bottom, Unit 1, or the Director of the Office of Nuclear Reactor Regulation, in the case of Peach Bottom, Units 2 and 3, 30 days prior written notice of payment. The decommissioning trust agreements shall further contain a provision that no disbursements or payments from the trust shall be made if the trustee receives prior written notice of objection from the NRC.

(d) The decommissioning trust agreements must provide that the agreement can not be amended in any material respect without prior written consent of the Director of the Office of Nuclear Material Safety and Safeguards in the case of Peach Bottom, Unit 1, or the Director of the Office of Nuclear Reactor Regulation in the case of Peach Bottom, Units 2 and 3.

(e) The appropriate section of the decommissioning trust agreements shall state that the trustee, investment advisor, or anyone else directing the investments made in the trust shall adhere to a "prudent investor" standard, as specified in 18 CFR 35.32(a)(3) of the Federal Energy Regulatory Commission's regulations.

(4) Exelon Generation Company shall take all necessary steps to ensure that the decommissioning trusts are maintained in accordance with the application for approval of the transfer of the Peach Bottom, Units 1, 2, and 3, licenses and the requirements of this Order approving the transfer, and consistent with the safety evaluation supporting this Order.

(5) Before the completion of the transfer of Peach Bottom, Units 1, 2, and 3, to it, Exelon Generation Company shall provide the Director of the Office of Nuclear Reactor Regulation, satisfactory documentary evidence that Exelon Generation Company has obtained the appropriate amount of insurance required of licensees under 10 CFR Part 140 of the Commission's regulations.

(6) After receipt of all required regulatory approvals of the transfer of Peach Bottom, Units 1, 2 and 3, PECO shall inform the Director of the Office of Nuclear Reactor Regulation, in writing, of such receipt within 5 business days, and of the date of the closing of the transfer no later than 7 business days prior to the date of the closing. Should the transfer of the licenses not be completed by July 31, 2001, this Order shall become null and void, provided, however, upon written application and for good cause shown, such date may in writing be extended.

(7) Approval of the transfer of the licenses for Peach Bottom, Units 1, 2, and 3 is conditioned upon all of the PECO and Commonwealth Edison Company nuclear units described in the application to be transferred to Exelon Generation Company becoming owned by Exelon Generation Company contemporaneously.

         IT IS FURTHER ORDERED that, consistent with 10 CFR 2.1315(b), license amendments that make changes, as indicated in Enclosure 4 to the cover letter forwarding this Order, to conform the licenses to reflect the subject license transfers are approved. The amendments shall be issued and made effective at the time the proposed license transfers are completed.

         This Order is effective upon issuance.

         For further details with respect to this Order, see the initial application dated December 20, 1999, and supplemental submittals dated January 3, February 14, March 10, March 23, March 30, and June 15, 2000, and the safety evaluation dated August 3 , 2000, which are available for public inspection at the Commission's Public Document Room, the Gelman Building, 2120 L Street, NW., Washington, DC, and accessible electronically through the ADAMS Public Electronic Reading Room link at the NRC Web site ((http://www.nrc.gov).

         Dated at Rockville, Maryland this 3rd day of August 2000.

                                         FOR THE NUCLEAR REGULATORY COMMISSION



                                         Samuel J. Collins, Director
                                         Office of Nuclear Reactor Regulation